UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 15, 2005
                                                  ---------------------


                                BriteSmile, Inc.
             (Exact name of registrant as specified in its charter)


      Utah                   0-17594                    87-0410364
     ------                 ---------                  ------------
 (State or other           (Commission               (I.R.S. Employer
 jurisdiction of          file number)              Identification No.)
 incorporation)


          460 North Wiget Lane
        Walnut Creek, California                                      94598
       --------------------------                                    -------
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (925) 941-6260



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Condition

On August 15, 2005, BriteSmile, Inc. (the "Company"), issued a press release announcing its financial results for the thirteen weeks ended June 25, 2005. The Company also announced that executives of the company would discuss these results with investors on a conference call broadcast over the World Wide Web and by telephone and provided access numbers, dates and times for the conference call. On August 17, 2005, the Company issued an additional press release relating to the financial results for the thirteen weeks ended June 25, 2005, which contained certain corrections to the balance sheet data in the release issued on August 15, 2005. Copies of the press releases are furnished herewith as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. The Company will also post these documents on its corporate website, www.britesmile.com, under the "company" link.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1 Press release issued by BriteSmile, Inc. dated August 15, 2005, "BriteSmile Reports Second Quarter 2005 Results"

Exhibit 99.2 Press release issued by BriteSmile, Inc. dated August 15, 2005, "BriteSmile Announces 2005 Second Quarter Earnings Conference Call"

Exhibit 99.3 Press release issued by BriteSmile, Inc. dated August 17, 2005, "BriteSmile Corrects Second Quarter 2005 Balance Sheet"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           BriteSmile, Inc.


                           By:    /s/  Julian Feneley
                               ----------------------------
                                   Julian Feneley
                                   President


Date:  August 17, 2005

                                  Exhibit Index


Exhibit 99.1 Press release issued by BriteSmile, Inc. dated August 15, 2005, "BriteSmile Reports Second Quarter 2005 Results"

Exhibit 99.2 Press release issued by BriteSmile, Inc. dated August 15, 2005, "BriteSmile Announces 2005 Second Quarter Earnings Conference Call"

Exhibit 99.3 Press release issued by BriteSmile, Inc. dated August 17, 2005, "BriteSmile Corrects Second Quarter 2005 Balance Sheet"